                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's

      Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO SECURITIES TRUST
          INVESCO VALUE MUNICIPAL INCOME TRUST
          on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By:  /s/ John M. Zerr
               -----------------------------------
          Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By:  /s/ John M. Zerr
               -----------------------------------
          Title: Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS
     (INVESCO EQUITY                                                                                          EXPIRATION
         FUNDS)                                    WAIVER DESCRIPTION                          EFFECTIVE DATE    DATE
--------------------------- ------------------------------------------------------------------ -------------- ----------
Invesco Constellation Fund  Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates
                            listed below.                                                        3/27/2006    12/31/2013*
                            0.695% of the first $250M
                            0.615% of the next $4B
                            0.595% of the next $750M
                            0.57% of the next $2.5B
                            0.545% of the next $2.5B
                            0.52% of the excess over $10B

    AIM TREASURER'S
     SERIES TRUST
 (INVESCO TREASURER'S                                                                                   EXPIRATION
     SERIES TRUST)                             WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
------------------------ --------------------------------------------------------------- -------------- ----------
Premier Portfolio        Invesco will waive advisory fees in the amount of 0.07% of the
                         Fund's average daily net assets                                    2/1/2011    12/31/2013
Premier U.S. Government  Invesco will waive advisory fees in the amount of 0.07% of the
  Money Portfolio        Fund's average daily net assets                                    2/1/2011    12/31/2013

*  Or upon the closing of the Fund merger with Invesco American Franchise Fund

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                   ------------------ ---------------
Invesco American Franchise Fund             February 12, 2010  June 30, 2014
Invesco California Tax-Free Income Fund     February 12, 2010  June 30, 2014
Invesco Core Plus Bond Fund                   June 2, 2009     June 30, 2014
Invesco Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2014
Invesco Equity and Income Fund              February 12, 2010  June 30, 2014
Invesco Floating Rate Fund                    July 1, 2007     June 30, 2014
Invesco Global Real Estate Income Fund        July 1, 2007     June 30, 2014
Invesco Growth and Income Fund              February 12, 2010  June 30, 2014
Invesco Pennsylvania Tax Free Income Fund   February 12, 2010  June 30, 2014
Invesco S&P 500 Index Fund                  February 12, 2010  June 30, 2014
Invesco Small Cap Discovery Fund            February 12, 2010  June 30, 2014
Invesco U.S. Quantitative Core Fund           July 1, 2007     June 30, 2014

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                   ------------------ ---------------
Invesco Charter Fund                          July 1, 2007     June 30, 2014
Invesco Constellation Fund                    July 1, 2007     June 30, 2014
Invesco Disciplined Equity Fund               July 14, 2009    June 30, 2014
Invesco Diversified Dividend Fund             July 1, 2007     June 30, 2014
Invesco Summit Fund                           July 1, 2007     June 30, 2014

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)
FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco European Small Company Fund           July 1, 2007     June 30, 2014
Invesco Global Core Equity Fund               July 1, 2007     June 30, 2014
Invesco International Small Company Fund      July 1, 2007     June 30, 2014
Invesco Small Cap Equity Fund                 July 1, 2007     June 30, 2014

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Convertible Securities Fund         February 12, 2010  June 30, 2014
Invesco Global Quantitative Core Fund         July 1, 2007     June 30, 2014
Invesco Leaders Fund                        February 12, 2010  June 30, 2014
Invesco Mid Cap Core Equity Fund              July 1, 2007     June 30, 2014
Invesco Small Cap Growth Fund                 July 1, 2007     June 30, 2014
Invesco U.S. Mortgage Fund                  February 12, 2010  June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2014
Invesco European Growth Fund                    July 1, 2007     June 30, 2014
Invesco Global Growth Fund                      July 1, 2007     June 30, 2014
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2014
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2014
Invesco International Core Equity Fund          July 1, 2007     June 30, 2014
Invesco International Growth Fund               July 1, 2007     June 30, 2014
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2014

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*          May 29, 2009     June 30, 2014
Invesco Balanced-Risk Commodity Strategy
  Fund**                                     November 29, 2010   June 30, 2014
Invesco China Fund                              July 1, 2007     June 30, 2014
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2014
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2014
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2014
Invesco Endeavor Fund                           July 1, 2007     June 30, 2014
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2014
Invesco Global Markets Strategy Fund         September 25, 2012  June 30, 2014
Invesco International Total Return Fund         July 1, 2007     June 30, 2014
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2014
Invesco Premium Income Fund                  December 13, 2011   June 30, 2014
Invesco Select Companies Fund                   July 1, 2007     June 30, 2014

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Corporate Bond Fund                  February 12, 2010   June 30, 2014
Invesco Dynamics Fund                           July 1, 2007     June 30, 2014
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2014
Invesco High Yield Fund                         July 1, 2007     June 30, 2014
Invesco High Yield Securities Fund           February 12, 2010   June 30, 2014
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2014
Invesco Money Market Fund                       July 1, 2007     June 30, 2014
Invesco Municipal Bond Fund                     July 1, 2007     June 30, 2014
Invesco Real Estate Fund                        July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2014
--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               SUB-ITEM 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2014
Invesco Comstock Fund                         February 12, 2010  June 30, 2014
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2014
Invesco Energy Fund                             July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2014
Invesco Leisure Fund                            July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2014
Invesco Technology Fund                         July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2014

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2014

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2014
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund*** December 22, 2010  June 30, 2014
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2014
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2014
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2014
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2014
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2014
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2014
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2014
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2014
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2014
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2014
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2014
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2014
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2014
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2014
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2014
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2014
Invesco V.I. Utilities Fund                     July 1, 2007     June 30, 2014
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2014
--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2014

                               CLOSED-END FUNDS

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Municipal Income Opportunities Trust     June 1, 2010    June 30, 2014
Invesco Quality Municipal Income Trust           June 1, 2010    June 30, 2014
Invesco Value Municipal Income Trust             June 1, 2010    June 30, 2014

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

   2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
           AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
           AIM FUNDS GROUP (INVESCO FUNDS GROUP)
           AIM GROWTH SERIES (INVESCO GROWTH SERIES)
           AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
           AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
           AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
           AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
           SHORT-TERM INVESTMENTS TRUST

           By:  /s/ John M. Zerr
                -----------------------------------
           Title: Senior Vice President

           INVESCO ADVISERS, INC.

           By:  /s/ John M. Zerr
                -----------------------------------
           Title: Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL*
---------                                   ------------------ ----------------
Invesco American Franchise Fund             February 12, 2010
Invesco California Tax-Free Income Fund     February 12, 2010
Invesco Core Plus Bond Fund                    June 2, 2009
Invesco Equally-Weighted S&P 500 Fund       February 12, 2010
Invesco Equity and Income Fund              February 12, 2010
Invesco Floating Rate Fund                    April 14, 2006
Invesco Global Real Estate Income Fund        March 9, 2007
Invesco Growth and Income Fund              February 12, 2010
Invesco Pennsylvania Tax Free Income Fund   February 12, 2010
Invesco S&P 500 Index Fund                  February 12, 2010
Invesco Small Cap Discovery Fund            February 12, 2010
Invesco U.S. Quantitative Core Fund           March 31, 2006

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                     EFFECTIVE DATE   COMMITTED UNTIL*
---------                                   ------------------ ----------------
Invesco Charter Fund                          June 21, 2000
Invesco Constellation Fund                    June 21, 2000
Invesco Disciplined Equity Fund               July 14, 2009
Invesco Diversified Dividend Fund           December 28, 2001
Invesco Summit Fund                           July 24, 2000

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco European Small Company Fund          August 30, 2000
Invesco Global Core Equity Fund             December 27, 2000
Invesco International Small Company Fund     August 30, 2000
Invesco Small Cap Equity Fund                August 30, 2000

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Convertible Securities Fund         February 12, 2010
Invesco Global Quantitative Core Fund       September 1, 2001
Invesco Leaders Fund                        February 12, 2010
Invesco Mid Cap Core Equity Fund            September 1, 2001
Invesco Small Cap Growth Fund               September 11, 2000
Invesco U.S. Mortgage Fund                  February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Opportunities Fund             August 1, 2012
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Core Equity Fund      November 25, 2003
Invesco International Growth Fund             June 21, 2000
Invesco Select Opportunities Fund             August 1, 2012

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Balanced-Risk Allocation Fund          May 29, 2009
Invesco Balanced-Risk Commodities Strategy
  Fund                                      November 29, 2010
Invesco China Fund                            March 31, 2006
Invesco Developing Markets Fund             September 1, 2001
Invesco Emerging Market Local Currency
  Debt Fund                                   June 14, 2010
Invesco Emerging Markets Equity Fund           May 11, 2011
Invesco Endeavor Fund                        November 4, 2003
Invesco Global Health Care Fund             September 1, 2001
Invesco Global Markets Strategy Fund        September 26, 2012
Invesco International Total Return Fund       March 31, 2006
Invesco Pacific Growth Fund                 February 12, 2010
Invesco Premium Income Fund                 December 13, 2011
Invesco Select Companies Fund                November 4, 2003

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Corporate Bond Fund                 February 12, 2010
Invesco Dynamics Fund                       November 25, 2003
Invesco Global Real Estate Fund               April 29, 2005
Invesco High Yield Fund                        June 1, 2000
Invesco High Yield Securities Fund          February 12, 2010
Invesco Limited Maturity Treasury Fund         June 1, 2000
Invesco Money Market Fund                      June 1, 2000
Invesco Municipal Bond Fund                    June 1, 2000
Invesco Real Estate Fund                    September 11, 2000
Invesco Short Term Bond Fund                 August 29, 2002
Invesco U.S. Government Fund                   June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL+
----                                        ------------------ ----------------
Invesco American Value Fund                 February 12, 2010
Invesco Comstock Fund                       February 12, 2010
Invesco Dividend Income Fund                November 25, 2003
Invesco Energy Fund                         November 25, 2003
Invesco Gold & Precious Metals Fund         November 25, 2003
Invesco Leisure Fund                        November 25, 2003
Invesco Mid Cap Growth Fund                 February 12, 2010
Invesco Small Cap Value Fund                February 12, 2010
Invesco Technology Fund                     November 25, 2003
Invesco Technology Sector Fund              February 12, 2010
Invesco Value Opportunities Fund            February 12, 2010

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco High Yield Municipal Fund           February 12, 2010
Invesco Intermediate Term Municipal Income
  Fund                                      February 12, 2010
Invesco Municipal Income Fund               February 12, 2010
Invesco New York Tax Free Income Fund       February 12, 2010
Invesco Tax-Exempt Cash Fund                   June 1, 2000
Invesco Tax-Free Intermediate Fund             June 1, 2000

       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Premier Portfolio                           November 25, 2003
Premier Tax-Exempt Portfolio                November 25, 2003
Premier U.S. Government Money Portfolio     November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco V.I. American Franchise Fund        February 12, 2010
Invesco V.I. American Value Fund            February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
Invesco V.I. Comstock Fund                  February 12, 2010
Invesco V.I. Core Equity Fund                  May 1, 2000
Invesco V.I. Diversified Dividend Fund       February 9, 2010
Invesco V.I. Diversified Income Fund           May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco V.I. Equity and Income Fund         February 12, 2010
Invesco V.I. Global Core Equity Fund        February 10, 2010
Invesco V.I. Global Health Care Fund          April 30, 2004
Invesco V.I. Global Real Estate Fund          April 30, 2004
Invesco V.I. Government Securities Fund        May 1, 2000
Invesco V.I. Growth and Income Fund         February 12, 2010
Invesco V.I. High Yield Fund                   May 1, 2000
Invesco V.I. International Growth Fund         May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund       September 10, 2001
Invesco V.I. Mid Cap Growth Fund            February 12, 2010
--------
+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. Money Market Fund                 May 1, 2000
Invesco V.I. S&P 500 Index Fund             February 12, 2010
Invesco V.I. Small Cap Equity Fund          September 1, 2003
Invesco V.I. Technology Fund                  April 30, 2004
Invesco V.I. Utilities Fund                   April 30, 2004
Invesco V.I. Value Opportunities Fund       September 10, 2001

                           INVESCO SECURITIES TRUST

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                            January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Government & Agency Portfolio                  June 1, 2000
Government TaxAdvantage Portfolio              June 1, 2000
Liquid Assets Portfolio                        June 1, 2000
STIC Prime Portfolio                           June 1, 2000
Tax-Free Cash Reserve Portfolio                June 1, 2000
Treasury Portfolio                             June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.